POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                        4
                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001

/s/ THOMAS J. WILSON II
-----------------------
    Thomas J. Wilson, II
    Director, Chairman of the Board, President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 18, 2001

/s/ SAMUEL H. PILCH
------------------------------
    Samuel H. Pilch
    Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 22, 2002

/s/ MARLA G. FRIEDMAN
-----------------------------------
    Marla G. Friedman
    Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 22, 2002

/s/ STEVEN E. SHEBIK
------------------------------
    Steven E. Shebik
    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 22, 2002

/s/ JOHN C. LOUNDS
---------------------------
    John C. Lounds
    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 22, 2002

/s/ KEVIN SLAWIN
----------------------------------
    Kevin Slawin
    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 22, 2002

/s/ CASEY J. SYLLA
-----------------------------
    Casey J. Sylla
    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

     Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Allstate Life Insurance Company and its Allstate Life Insurance Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 22, 2002

/s/ DAVID A. BIRD
------------------------------
    David A. Bird
    Director